Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes

Note 13. Income Taxes

        As of September 30, 2014 and December 31, 2013, the Company had $8 million of tax benefits primarily reflected in state tax returns that have not been recognized for financial reporting purposes ("unrecognized tax benefits"). The Company currently estimates that, as a result of pending tax settlements and expiration of statutes of limitations, the amount of unrecognized tax benefits could be reduced by approximately $1 million during the next 12 months.

        As required by Accounting Standard Codification ("ASC") 740, "Income Taxes," the Company computes interim period income taxes by applying an anticipated annual effective tax rate to our year-to-date income or loss from continuing operations before income taxes, except for significant unusual or infrequently occurring items. The Company's estimated tax rate is adjusted each quarter in accordance with ASC 740.

        The effective tax rate on income from continuing operations at Holdings was 54.3 percent for the nine months ended September 30, 2014 compared to 49.3 percent for the nine months ended September 30, 2013. The effective tax rate on income from continuing operations at SvM was 53.7 percent for the nine months ended September 30, 2014 compared to 48.9 percent for the nine months ended September 30, 2013. The effective tax rate on income from continuing operations for the nine months ended September 30, 2014 was affected by various discrete events, including an adjustment to deferred state taxes resulting from a change in the Company's state apportionment factors primarily attributable to the TruGreen Spin-off. The effective tax rate on income from continuing operations for the nine months ended September 30, 2013 was affected by the reclassification of the TruGreen Business to discontinued operations and the resulting impact on the allocation of the full year effective tax rate on income from continuing operations to interim periods.

Note 5. Income Taxes

        As of December 31, 2013, 2012 and 2011, the Company had $8 million, $8 million and $9 million, respectively, of tax benefits primarily reflected in state tax returns that have not been recognized for financial reporting purposes ("unrecognized tax benefits"). At December 31, 2013 and 2012, $8 million of unrecognized tax benefits would impact the effective tax rate if recognized. A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	Year Ended December 31,
(In millions)	2013	2012	2011
Gross unrecognized tax benefits at beginning of period	$8	$9	$14
Increases in tax positions for prior years	1	—	1
Decreases in tax positions for prior years	—	—	(2)
Increases in tax positions for current year	1	1	1
Lapse in statute of limitations	(2)	(2)	(5)

Gross unrecognized tax benefits at end of period	$8	$8	$9

        Up to $1 million of the Company's unrecognized tax benefits could be recognized within the next 12 months. As of December 31, 2012, the Company believed that it was reasonably possible that a decrease of up to $1 million in unrecognized tax benefits would have occurred during the year ended December 31, 2013. During the year ended December 31, 2013 unrecognized tax benefits actually decreased by $2 million as a result of the closing of certain state audits and the expiration of statutes of limitation.

        The Company files consolidated and separate income tax returns in the United States federal jurisdiction and in many state and foreign jurisdictions. The Company has been audited by the IRS through its year ended December 31, 2011, and is no longer subject to state and local or foreign income tax examinations by tax authorities for years before 2006.

        In the ordinary course of business, the Company is subject to review by domestic and foreign taxing authorities. For U.S. federal income tax purposes, the Company participates in the IRS's Compliance Assurance Process whereby its U.S. federal income tax returns are reviewed by the IRS both prior to and after their filing. The U.S. federal income tax returns filed by the Company through the year ended December 31, 2011 have been audited by the IRS. In the second quarter of 2013, the IRS completed the audits of the Company's tax returns for the year ended December 31, 2011 with no adjustments or additional payments. The Company's tax returns for the year ended December 31, 2012 are under audit, which is expected to be completed by the second quarter of 2014. The IRS commenced examinations of the Company's U.S. federal income tax returns for 2013 in the first quarter of 2013. The examination is anticipated to be completed by the second quarter of 2015. Seven state tax authorities are in the process of auditing state income tax returns of various subsidiaries.

        The Company's policy is to recognize potential interest and penalties related to its tax positions within the tax provision. During the year ended December 31, 2011, the Company reversed interest expense of $2 million through the tax provision. There were no similar reversals for the year ended December 31, 2013 and 2012. As of December 31, 2013 and 2012, the Company had accrued for the payment of interest and penalties of $1 million.

        The components of our income (loss) from continuing operations before income taxes are as follows:

	Year Ended December 31,
	2013	2012	2011
U.S.	$80	$(31)	$(18)
Foreign	6	5	5

Total	$86	$(26)	$(13)

        The reconciliation of income tax computed at the U.S. federal statutory tax rate to the Company's effective income tax rate for continuing operations is as follows:

	Year Ended December 31,
	2013	2012	2011
Tax at U.S. federal statutory rate	35.0%	35.0%	35.0%
State and local income taxes, net of U.S. federal benefit	9.6	(13.0)	27.9
Tax credits	(2.6)	3.7	12.8
Nondeductible goodwill	—	—	—
Other permanent items	0.8	(4.3)	(8.0)
Stock option forfeitures	4.2	—	(7.6)
Other, including foreign rate differences and reserves	3.1	9.1	(16.3)

Effective rate	50.1%	30.5%	43.8%

        The effective tax rate for discontinued operations for the years ended December 31, 2013 and 2012 was a tax benefit of 23.3 percent and 13.5 percent, respectively. The effective tax rate for discontinued operations for the year ended December 31, 2011 was a provision of 38.0 percent. The effective tax rate for the years ending December 31, 2013 and 2012 was impacted by the impairment of non-deductible goodwill.

        Income tax expense from continuing operations is as follows:

	2013
(In millions)	Current	Deferred	Total
U.S. federal	$1	$27	$28
Foreign	3	—	3
State and local	5	7	12

	$9	$34	$43

	2012
	Current	Deferred	Total
U.S. federal	$—	$(16)	$(16)
Foreign	2	—	2
State and local	5	1	6

	$7	$(15)	$(8)

	2011
	Current	Deferred	Total
U.S. federal	$(1)	$(2)	$(3)
Foreign	3	—	3
State and local	(1)	(5)	(6)

	$1	$(7)	$(6)

        Deferred income tax expense results from timing differences in the recognition of income and expense for income tax and financial reporting purposes. Deferred income tax balances reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes. The deferred tax asset primarily reflects the impact of future tax deductions related to the Company's accruals and certain net operating loss carryforwards. The deferred tax liability is primarily attributable to the basis differences related to intangible assets. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. The valuation allowance for deferred tax assets as of December 31, 2013 was $7 million. The net change in the total valuation allowance for the year ended December 31, 2013 was an increase of $1 million and was primarily attributable to additional net operating loss carryforwards in foreign jurisdictions.

        Significant components of the Company's deferred tax balances are as follows:

	December 31,
(In millions)	2013	2012
Deferred tax assets (liabilities):
Current Asset:
Prepaid expenses	$(14)	$(13)
Receivables allowances	14	11
Accrued insurance expenses	9	5
Current reserves	6	5
Accrued expenses and other	17	21
Net operating loss and tax credit carryforwards	74	74

Total current asset	$106	$103

Long-Term Liability:
Intangible assets(1)	$(717)	$(716)
Accrued insurance expenses	3	4
Net operating loss and tax credit carryforwards	51	51
Other long-term obligations	(43)	(32)
Less valuation allowance	(7)	(6)

Total long-term liability	(713)	(699)

Net deferred tax liability	$(607)	$(596)

(1)
The deferred tax liability relates primarily to the difference in the tax versus book basis of intangible assets. The majority of this liability will not actually be paid unless certain business units of the Company are sold.

        As of December 31, 2013, the Company had deferred tax assets, net of valuation allowances, of $105 million for federal and state net operating loss and capital loss carryforwards which expire at various dates up to 2033. The Company also had deferred tax assets, net of valuation allowances, of $14 million for federal and state credit carryforwards which expire at various dates up to 2033.

        For the year ended December 31, 2011, the Company reorganized certain foreign subsidiaries in conjunction with its international growth initiatives and evaluated its liquidity requirements in the U.S. and the capital requirements of its foreign subsidiaries. Based on these factors, the Company considers undistributed earnings of its foreign subsidiaries as of December 31, 2013 to be indefinitely reinvested. Accordingly, the Company has not recorded deferred taxes for U.S. or foreign withholding taxes on the excess of the amount for financial reporting purposes over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary. Determination of the amount of any unrecognized deferred income tax liability on this temporary difference is not practicable due to the complexities of the hypothetical calculation. The amount of cash associated with indefinitely reinvested foreign earnings was approximately $15 million and $25 million as of December 31, 2013 and 2012, respectively. The Company does not anticipate the need to repatriate funds to the United States to satisfy domestic liquidity needs arising in the ordinary course of business, including liquidity needs associated with our domestic debt service requirements.